                                                                   Exhibit 10.16
                                                                   -------------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Registration Rights Agreement is made as of the 24th day of July, 1998, by and between Prodigy, Inc., a Delaware corporation (the "Company"), and Gregory C. Carr, an individual residing in Cambridge, Massachusetts ("Carr").

     WHEREAS, the Company, Carr, Telefonos de Mexico, S.A de C.V., a Mexican corporation ("Telmex"), and Carso Global Telecom, S.A. de C.V., a Mexican corporation ("Carso Global"), have entered into a Stock Purchase Agreement of even date hereof (the "Purchase Agreement") and pursuant thereto Carr has agreed to sell to Telmex shares of the Company's Common Stock; and

     WHEREAS, Telmex and Carso Global hold, after the transactions contemplated by the Purchase Agreement, a majority of the issued and outstanding stock of the Company, and Carr holds a minority of such stock; and

     WHEREAS, it is a condition to the consummation of the transactions contemplated by the Purchase Agreement by Carr that the Company grant certain rights to Carr to secure registration under the Securities Act of 1933, as amended (the "1933 Act"), of certain sales to the public of shares of the Company's Common Stock held by Carr;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Certain Definitions.  As used herein, the following terms shall have
          -------------------
the following respective meanings:

          "Commission" means the Securities and Exchange Commission, or any
           ----------
other Federal agency at the time administering the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Registration Expenses" means the expenses described in Section 5.
           ---------------------

          "Registration Statement" means a registration statement filed by the
           ----------------------
Company with the Commission for a public offering and sale of Common Stock of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

          "Registrable Shares" means (i) the Shares, (ii) any shares of Common
           ------------------
Stock of the Company acquired by the Shareholders after the date of this Agreement, and (iii) any other shares of Common Stock of the Company issued in respect of such shares (because of
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stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable
         --------  -------
Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement, Section 4(1) or Section 4(2) of the Securities Act or Rule 144 under the Securities Act (or any combination thereof), or any sale in any manner to a person or entity which, by virtue of Section 14 hereof, is not entitled to the rights provided hereby.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Shares" shall mean the shares of Common Stock of the Company owned by
           ------
the Shareholders.

          "Shareholders" means Carr and any persons or entities to whom the
           ------------
rights granted hereunder are transferred by Carr or his successors or assigns pursuant to Section 13 hereof.

     2.   [This Section intentionally left blank]

     3.   Incidental Registration.
          -----------------------

          (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time in which Telmex or Carso Global or any of their affiliates propose to sell any shares of Common Stock of the Company, it will, prior to such filing, give written notice to the Shareholders of its intention to do so and, upon the written request of a Shareholder or Shareholders given within 10 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Shareholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Shareholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Shareholder.

          (b) In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such offering unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the offering only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided that (i) no persons or entities other than the Company, the

Shareholders, Telmex or Carso Global or any of their affiliates, and persons or entities holding registration rights granted in accordance with Section 10 hereof, shall be permitted to include securities in the offering without the consent of the holder of a majority of the Registrable Shares then outstanding and (ii) the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the underwriting pro rata based upon their total ownership of
                                --- ----
shares of Common Stock of the Company (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro
                                                                         ---
rata in the manner described in the preceding sentence.
----

     4.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions hereof to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective for 45 days from the effective date or such lesser period until all such Registrable Shares are sold;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, (i) in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it, and (ii), in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 45 days after the effective date thereof;

          (c) as expeditiously as possible furnish to the selling Shareholders such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Shareholders may reasonable request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Shareholders; and

          (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Shareholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Shareholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Shareholders; provided, however, that the Company shall not be
                             --------  -------
required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the selling Shareholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Shareholders and, if requested, the selling Shareholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Shareholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Shareholders shall be free to resume making offers of the Registrable Shares.

     In the event that, in the judgment of the Company, it is advisable to suspend use of a prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all selling Shareholders to such effect, and, upon receipt of such notice, each such Shareholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Shareholder has received copies of a supplemented or amended prospectus or until such Shareholder is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this paragraph to suspend sales of Registrable Shares for a period in excess of 90 days in any 365-day period.

     5.   Allocation of Expenses.  The Company will pay all Registration
          ----------------------
Expenses of all registrations hereunder. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions and the fees and expenses of counsel for the selling Shareholders.

     6.   Indemnification and Contribution.
          --------------------------------

          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such sellers or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the

Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in
                     --------  -------
any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of any seller, underwriter or controlling person specifically for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided,
                                                                     --------
however, that the obligations of such Shareholders hereunder shall be limited to
-------
an amount equal to the proceeds to each Shareholder of Registrable Shares sold in connection with such registration.

          (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying
                                --------
Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to
                --------  -------
give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section

6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense
         --------  -------
if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the
                            -------- -------
Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights hereunder, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any selling Shareholder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Shareholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be
         --------  -------
required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.
Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent.

     7.   Indemnification with Respect to Underwritten Offering.  In the event
          -----------------------------------------------------
that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 3, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     8.   Information by Holder.  Each Shareholder including Registrable Shares
          ---------------------
in any registration shall furnish to the Company such information regarding such Shareholder and the distribution proposed by such Shareholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

     9.   "Stand-Off" Agreement.  The Shareholders, if requested by the Company
          ---------------------
and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Shareholders (except pursuant to the Purchase Agreement) for a specified period of time (not to exceed one hundred eighty (180) days) following the effective date of such Registration Statement; provided, that all shareholders of the Company holding not less than
           --------
the number of shares of Common Stock held by such Shareholder (including convertible securities, or upon the exercise of options, warrants or rights) and all executive officers and directors of the Company enter into similar agreements.

     l0.  Limitations on Subsequent Registration Rights.  The Company shall not,
          ---------------------------------------------
without the prior written consent of the Shareholders holding at least a majority of the Registrable Shares, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder the right to register or cause the registration of, any securities of the Company, except for registration rights which are pari passu with those provided to the Shareholders under Section 3 hereof.

     ll.  Rule l44 Requirements.  After the earliest of (i) the closing of the
          ---------------------
sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section l2 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

          (a) comply with the requirements of Rule l44(c) under the Securities Act with respect to current public information about the Company;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule l44(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     12.  Termination.  All of the Company's obligations to register Registrable
          -----------
Shares under this Agreement shall terminate on the earlier of (i) two years after the closing of the Company's initial public offering or (ii) such time as all Registrable Shares can be sold without registration within any three-month period under Rule 144 promulgated under the Securities Act.

     l3.  Mergers, Etc.  The Company shall not, directly or indirectly, enter
          ------------
into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company hereunder, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Shareholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 13 shall not apply in the
--------  -------
event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Shareholders are entitled to receive in exchange for its Registrable Shares consideration consisting solely of (i) cash,
(ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

     l4.  Transfers of Rights.
          -------------------

          (a) The rights granted to Carr hereunder may be transferred by Carr or any other Shareholder to any person or entity acquiring at least 25% of the Registrable Shares held by Carr (as of the date hereof), as adjusted only for stock splits, stock dividends and other recapitalizations following the date hereof.

          (b) Any transferee to whom rights hereunder are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee identifies itself, gives the Company notice of the transfer of such rights, indicates the Registrable Shares owned by it and agrees to be bound by the obligations imposed upon Shareholder hereunder.

          (c) A transferee to whom rights are transferred pursuant to this Section l4 may not again transfer such rights to any other person or entity, other than as provided in paragraphs (a) and (b) above.

          (d) Except as provided in this Section l4, no party hereto may transfer or assign any of its rights hereunder; but the obligations of all parties hereunder shall be binding upon the successors and assigns of all parties hereto and all transferees of the Shares held by the parties hereto.

     15.  Miscellaneous.
          -------------

          (a) All notices under this Agreement shall be in writing. Any notice shall be deemed to have been adequately given if delivered personally or mailed, certified mail, return receipt requested, to the respective parties at the following addresses:

     If to the Company:

          Prodigy, Inc.
          44 South Broadway
          White Plains, NY  10601
          Attention:  President

     With a copy to:

          David A. Westenberg, Esq.
          Hale and Dorr LLP
          60 State Street
          Boston, MA  02109

     If to the Shareholder:

          Gregory C. Carr
          The Residences at Charles Square
          975 Memorial Drive
          Cambridge, MA  02138

     With a copy to:

          Cameron Read, Esq.
          Choate, Hall & Stewart
          Exchange Place
          53 State Street
          Boston, MA 02109

          (b) This Agreement shall be binding upon, and shall inure to the benefit of, the Company and the Shareholders and their heirs, legal representatives, successors and assigns.

          (c) No party shall be deemed to waive any rights hereunder, unless such waiver be in writing and signed by it. A waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion. This writing contains the full, final and exclusive statement of the agreement of the parties hereto with respect to the matters contained herein, and no promises, agreements or representations shall be binding upon any of the parties unless set forth herein. This Agreement may be amended or modified in whole or in part only by an instrument in writing signed by the Company and by the Shareholders.

          (d) This Agreement shall be governed by and construed and enforced in accordance with the law of the Commonwealth of Massachusetts. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision thereof shall be prohibited by or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of such provision or any other provisions of this Agreement.


     Executed as a sealed instrument as of the date first above written.

(CORPORATE SEAL)                   PRODIGY, INC.


                                   By: /s/
                                      -----------------------------
                                   Name:
                                   Title:



                                    /s/
                                   --------------------------------
                                   Gregory C. Carr